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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                   FORM 8-K/A

                                AMENDMENT NO. 1
              TO CURRENT REPORT ON FORM 8-K DATED OCTOBER 17, 1997
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 17, 1997



                            LAROCHE INDUSTRIES INC.
               (Exact Name of Registrant as Specified in Charter)



        DELAWARE                       33-79532                       13-3341472
(State of Incorporation)       (Commission File Number)       (IRS Employer Identification
                                                                        Number)




                          1100 JOHNSON FERRY RD., N.E.
                             ATLANTA, GEORGIA 30342
                    (Address of principal executive offices)



                                 (404) 851-0300
              (Registrant's telephone number, including area code)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Previously reported in Form 8-K dated October 17, 1997.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

(a)      Financial Statements of Business Acquired.

         The following audited combined statements of the Chlor-Alkali Business and Gas-Fired Co-Generation Operations, together with a manually signed independent auditors' report thereon and the notes thereto, are included in Exhibit 99.3:

         (i)   Independent Accountants' Report;

         (ii) Combined Statement of Assets and Liabilities as of December 31, 1996 and June 30, 1997 (unaudited);

         (iii) Combined Statement of Direct Revenues and Operating Expenses for the period from January 1, 1996 through December 31, 1996 and for the period from January 1. 1997 through June 30, 1997 (unaudited);

         (iv)  Notes to the Combined Statements.

(b)      Pro Forma Financial Information.

         The unaudited Pro Forma Combined Consolidated Financial Statements of LaRoche Industries Inc. for the year ended February 28, 1997 and for the six month period ended August 31, 1997, and the notes thereto, are included in Exhibit 99.4.

(c)      Exhibits.

         10.1* Stock Purchase Agreement (and amendments thereto), dated
               August 1, 1997, by and among the Company, LII Europe S.A.R.L., Rhone-Poulenc Chimie S.A. and Rhone L S.A.S.

         99.1* Text of Press Release of the Company, dated June 3, 1997.

         99.2* Text of Press Release of the Company, dated October 21, 1997.

         99.3 Audited Combined Statements of the Chlor-Alkali Business and Gas-Fired Co-Generation Operations, as described in Item 7(a) of this Form 8-K/A.

         99.4 Unaudited Pro Forma Combined Consolidated Financial Statements of LaRoche Industries Inc., as described in Item 7(b) of this Form 8-K/A.



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*  previously filed



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LAROCHE INDUSTRIES INC.
                                 (Registrant)

                                 By: /s/ Harold W. Ingalls
                                     ------------------------------------------
                                     Harold W. Ingalls,
                                     Vice President and Chief Financial Officer


Date: December 31, 1997
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